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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 25, 2000


                              DCH TECHNOLOGY, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                   000-26957
                                   ---------
                            (Commission File Number)

               Colorado                               84-1349374
               --------                               ----------
      (State or other jurisdiction        (I.R.S. Employer Identification No.)
     of incorporation or organization)


                  27811 Avenue Hopkins #6, Valencia, CA 91355
                  -------------------------------------------
          (Address of Principal Executive Offices Including Zip Code)


       Registrant's telephone number, including area code: (661) 775-8120
                                                           --------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On May 25, 2000 we purchased certain real property located in the City of Santa Clarita, County of Los Angeles, State of California, commonly known as 24832 Avenue Rockefeller (the "Property") from CRBC, LLC, a California Limited Liability Company. There is no material relationship between CRBS, LLC and us or any of our affiliates, officers, directors or their associates.

     The Property is currently improved with an industrial building containing 16,897 square feet. This building was formally used for offices and warehouse facilities and will serve as our principal place of business and will house our executive offices.

     We paid a purchase price of 1,351,760 for the Property. The source of our funds for this transaction consisted of a loan made in the ordinary course of business by California Federal Bank.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired: N/A

     (b) Pro Forma Financial Information: N/A

     (c) Exhibits:

         The following exhibits are filed with this Form 8-K:


     Exhibit Number   Description of Exhibit
     --------------   ----------------------

     10.1             Purchase and Sale Agreement and Joint Escrow Instructions
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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               DCH TECHNOLOGY, INC.

Date: June 9, 2000             By: /s/ DAVID A. WALKER
                                   -------------------------------
                                   David A. Walker, President
                                   (Principal Accounting and Financial Officer)